Exhibit 10.15

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT TO PROMISSORY NOTE (the “Amendment”) is dated as of October 4, 2022 and is made between Elate Group, Inc., a Delaware corporation (“Borrower”) and Kevin Britt (“Lender”).

R E C I T A L S

A.WHEREAS, Lender has extended a loan in the aggregate amount of FOUR HUNDRED EIGHTY-FIVE THOUSAND dollars ($485,000.00) to the Borrower (the “Loan”) pursuant to the terms and conditions of that certain Promissory Note, dated as of October 4, 2021 (as amended, otherwise modified, renewed or extended through the date hereof, and immediately prior to giving effect to this Amendment, the “Note”), by the Borrower in favor of Lender.

B.WHEREAS, Borrower and Lender have agreed to amend certain provisions of the Note as set forth herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Note.

2.Amendments. Effective as of the date hereof, the definition of “Maturity Date” as set forth in Section 2.1 of the Note is hereby amended by replacing “the day that is three hundred and sixty-five (365) days from the date hereof” appearing therein with “December 31, 2022”.

3.No Default.  The Borrower hereby represents and warrants to Lender as of the date hereof upon and immediately after giving effect to this Amendment, that no event has occurred and is continuing that constitutes, or would result in, an Event of Default.

4.Miscellaneous.

(a)This Amendment is executed solely for the purpose of modifying and amending the Note, and nothing contained in this Amendment shall be deemed to constitute a novation of the Note or of the indebtedness evidenced thereby. With reference thereto, Borrower and Lender hereby further expressly acknowledge and agree that except as expressly modified herein, all other provisions of the Note are hereby ratified and confirmed in full force and effect, the terms of which are incorporated herein by reference.

(b)This Amendment is a “Loan Document.” From and after the date hereof, each reference in any Loan Document to the Note shall mean the Note as amended by this Amendment in accordance with its terms.

(c)Borrower hereby acknowledges, ratifies and confirms all of its obligations as set forth in the Note and hereby agrees to perform, comply with and abide by each and every one of the covenants, agreements, conditions, stipulations, terms and provisions contained therein, as amended and modified by this Amendment, and nothing contained herein shall otherwise invalidate, impair or release any covenant, condition, agreement or stipulation contained in the Note. Upon execution of this

Exhibit 10.15

Amendment, this Amendment shall be incorporated into, shall be annexed to, and shall become a part of the Note, and, as of such date, all references to the Note shall thereafter be deemed to refer to the Note, as amended and modified by this Amendment.

(d)This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New York (excluding the choice of law rules thereof).

(e)Borrower shall reimburse Lender on demand for all costs and expenses, including reasonable attorneys’ fees expended or incurred by Lender in connection with the Loan.

(f)This Amendment may be executed in counterparts and each counterpart shall constitute one and the same original document. A copy of this Amendment shall have the same force and effect as the original.

(g)This Amendment together with all other amendments to the Note and all other documents executed in connection therewith, as such documents may have been amended, otherwise modified, or renewed, embody the entire agreement and understanding among the parties hereto. There are no oral agreements or understandings. No course of prior dealings, usage of trade, or oral conversation shall be admissible to supplement or explain this Amendment.

[Signature Pages to Follow]

Exhibit 10.15

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the October 4, 2022.

LENDER:

/s/	Kevin Britt
Kevin Britt

BORROWER:

ELATE GROUP, INC.

By:	/s/ Garry Lowenthal
Name:	Garry Lowenthal
Title:	Chief Financial Officer